SUPPLEMENT TO THE SUMMARY PROSPECTUS

Supplement dated July 28, 2025, to the Summary Prospectus dated May 30, 2025.

MFS® Global High Yield Fund

Effective August 1, 2025, the sub-sections entitled "Fees and Expenses" and "Example" under the main heading entitled "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $100,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 12 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.23%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.90%
Fee Reductions and/or Expense Reimbursements[1]	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.02%	1.77%	1.77%	0.77%	1.77%	1.27%	1.02%	0.77%	0.69%

# This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1 Massachusetts Financial Services Company (MFS) has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 1.00% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.75% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.75% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.25% of the class' average daily net assets annually for Class R2 shares, and 0.67% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least May 31, 2027.

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MFS Global High Yield Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$525	$764	$1,043	$1,836
Class B Shares assuming[1]
redemption at end of period	$580	$886	$1,238	$2,098
no redemption at end of period	$180	$586	$1,038	$2,098
Class C Shares assuming[1]
redemption at end of period	$280	$586	$1,038	$2,098
no redemption at end of period	$180	$586	$1,038	$2,098
Class I Shares	$79	$276	$511	$1,185
Class R1 Shares	$180	$586	$1,038	$2,293
Class R2 Shares	$129	$432	$778	$1,754
Class R3 Shares	$104	$354	$645	$1,473
Class R4 Shares	$79	$276	$511	$1,185
Class R6 Shares	$70	$248	$460	$1,072

1 Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

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